AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

By and Between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

a Massachusetts corporation,

as Seller

and

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership,

as Buyer

Dated as of November ___, 2016

Re:

Three Forest Plaza

Dallas, Texas

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

TABLE OF CONTENTS

Page

1.

Certain Basic Definitions

1

2.

Sale of Property; Purchase Price

3

2.1

Sale of Property

3

2.2

Purchase Price

3

2.2.1

Deposit

3

2.2.2

Balance

4

3.

Escrow; Closing Conditions

4

3.1

Escrow

4

3.2

Closing Date

4

3.3

Buyer's Conditions to Closing

4

3.3.1

Inspection

5

3.3.2

Title Policy

5

3.3.3

Covenants

5

3.3.4

Title Commitment/Survey

5

3.3.5

Due Diligence Items

6

3.3.6

Tenant Estoppels

7

3.4

Approval

7

3.5

Termination

7

3.6

Seller's Conditions to Closing

7

3.6.1

Representations and Warranties

7

3.6.2

Covenants

7

3.7

Title and Title Insurance.....................

7

3.7.1

Deed

7

3.7.2

Buyer's Title Policy

7

3.7.3

Survey Coverage

8

3.8

Closing Costs and Charges.....................

8

3.8.1

Seller's Costs

8

3.8.2

Buyer's Costs

8

3.8.3

Other Costs

8

3.9

Deposit of Documents and Funds by Seller

8

3.10

Deposit of Documents and Funds by Buyer

9

3.11

Delivery of Documents and Funds at Closing

9

3.11.1

Recorded Documents

9

3.11.2

Buyer's Documents

9

3.11.3

Purchase Price

 9

3.12

Prorations and Adjustments

10

3.12.1

General

10

3.12.2

Rentals

10

- i -

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

3.12.3

Delinquent Rentals

10

3.12.4

Additional Rentals

10

3.12.5

Prepaid Rentals

10

3.12.6

Taxes and Assessments

10

3.12.7

Operating Expenses

11

3.12.8

Commissions and Tenant Improvement Costs

11

3.12.9

Tenant Deposits

11

3.12.10

Seller Deposits

11

3.12.11

Free Rent Credit

12

3.12.11

Method of Proration

12

4.

Improvement Assessment Liens; Annexation Notice; Utility Service Notice

12

4.1

Assessment Liens..............................

12

4.2

Annexation Notice

12

4.3

Utility Service Notice

12

5.

Delivery and Possession

12

6.

Commissions

12

7.

Damage or Destruction; Condemnation

13

8.

Seller's Representations, Warranties and Covenants

13

9.

Buyer's Representations and Warranties

15

10.

Default

16

10.1

LIQUIDATED DAMAGES - DEPOSIT

16

10.2

Limited Specific Performance

17

10.3

No Contesting Liquidated Damages

17

11.

Waiver of Trial by Jury

17

12.

Attorneys' Fees

17

13.

Notices

18

14.

Amendment; Complete Agreement

18

15.

Governing Law

18

16.

Severability

18

17.

Counterparts, Headings, and Defined Terms

19

- ii -

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

18.

Time of the Essence................................

19

19.

Waiver

19

20.

Third Parties

19

21.

Additional Documents

19

22.

Independent Counsel

19

23.

Condition of Property

20

24.

Property “AS IS

20

24.1

Seller's Acquisition

20

24.2

No Side Agreements or Representations

20

24.3

Environmental Disclosure.....................................................................................

24.4

AS IS CONDITION

20

25.

Governmental Approvals

22

26.

Release

23

27.

Hazardous Materials

23

28.

Indemnification

24

29.

Assignment

24

30.

Successors and Assigns

24

31.

Exhibits

24

32.

No Reservation of Property

24

33.

Duty of Confidentiality

25

34.

Survival

25

35.

1031 Exchange

25

36.

Waiver of Consumer Rights

25

- iii -

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

AGREEMENT OF PURCHASE AND SALE

AND

JOINT ESCROW INSTRUCTIONS

THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made as of this ____ day of November, 2016 (the “Effective Date”), by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Seller”), and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Buyer”).

R E C I T A L S:

A.

Seller desires to sell and Buyer desires to buy the Property (defined below), subject to satisfaction of the conditions contained herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

AGREEMENT

For purposes of this Agreement, the following terms shall have the following definitions:

1.

Certain Basic Definitions.

1.1

“Broker” means HFF.

1.2

“Buyer's Address” means:

Office of the General Counsel

Hartman XX Limited Partnership

2909 Hillcroft, Suite 420

Houston, Texas 77057

Telephone No.:  (713) 467-2222

Facsimile No.: (713) 465-3132

E-mail:  vkennedy@hi-reit.com

With a copy at the same time to:

Hartman Income REIT, Inc

2909 Hillcroft, Suite 420

Houston, Texas 77057

Attention:  Julian Kwok

Telephone No.:  (713) 586-2611

Facsimile No.:  (713) 873-8912

E-mail: jkwok@hi-reit.com

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

1.3

“Closing Date” means 1:00 p.m., Dallas, Texas time Thursday, December 22, 2016.

1.4

“Contracts” means all licenses, permits, contracts, plans, specifications, warranties, guaranties and agreements in effect as of the Close of Escrow relating to the Property.  Buyer acknowledges that Seller will deliver termination notices at the Close of Escrow under all Contracts which may be terminated by Seller on thirty (30) or less days notice, without premium or penalty, unless Buyer otherwise notifies Seller on or before the end of the Due Diligence Period.

1.5

“Deposit” means the sum of (a) Five Million and No/100 Dollars ($5,000,000.00) payable to the Title Company on or before three (3) business days after the Effective Date, plus (b) all accrued unpaid interest thereon.

1.6

“Due Diligence Period” means the period ending at 5:00 p.m., Dallas, Texas time on Friday, December 2, 2016.

1.7

“Leases” means all leases of space in the improvements on the Real Property, together with all unapplied tenant security deposits.

1.8

“Personal Property” means Seller’s interest, if any in any tangible personal property owned by Seller and located on the Real Property, together with Seller’s interest, if any, in any intangible property related to the Real Property, including building name and telephone number.

1.09

“Property” means the Real Property, Leases, Contracts, and Personal Property, collectively.

1.10

“Purchase Price” means the sum of Thirty Five Million Nine Hundred Thousand and No/100 Dollars ($35,900,000.00).

1.11

“Real Property” means the improved real property known as Three Forest Plaza, 12221 Merit Drive, Dallas, Texas, and more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference, together with the improvements now or hereafter located thereon and all rights and appurtenances thereto.

1.12

“Seller's Address” means:

c/o Barings Real Estate Advisers

150 South Wacker Drive, Suite 350

Chicago, Illinois  60606

Attention:  Mr. John R. Wooton and Mr. Tom Fleming

Telephone No.:  (312) 465-1498

Facsimile No.:  (312) 465-1480

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

E-mail: john.wooton@Barings.com

thomas.fleming@Barings.com

With a copy at the same time to:

Stutzman, Bromberg, Esserman & Plifka, P.C.

2323 Bryan Street, Suite 2200

Dallas, Texas  75201

Attention:  Aguinaldo Valdez

Telephone No.:  (214) 969-4900

Facsimile No.:  (214) 969-4999

E-mail: valdez@sbep-law.com

1.13

“Title Company” means Chicago Title Insurance Company.

1.14

“Title Company's Address” means:

Chicago Title Insurance Company

2001 Bryan Street

Suite 1700

Dallas, Texas  75201

Attention:  Ted Darby

Telephone No.:  (214) 965-1666

Facsimile No.:  (214) 965-1621

E-mail: darbyt@ctt.com

2.

Sale of Property; Purchase Price.

2.1

Sale of Property.  Seller shall sell the Property to Buyer, and Buyer shall purchase the Property from Seller, for the Purchase Price and otherwise on the terms and conditions of this Agreement.

2.2

Purchase Price.  The Purchase Price shall be payable as follows:

2.2.1

Deposit.  On or before three (3) business days after the Effective Date, Buyer shall deliver to the Title Company $5,000,000(the “Deposit”) in the form of a wire transfer or cash or cashier's check drawn on good and sufficient funds made payable to the order of the Title Company.  The Deposit shall, except as set forth below, be non-refundable and shall either be applied toward the payment of the Purchase Price on the Close of Escrow or be immediately deemed earned by Seller if Seller becomes entitled thereto under Section 10.1.  The Deposit may be held in an interest bearing account with all interest being for Buyer’s benefit.  Notwithstanding the foregoing, the Deposit shall be returned to Buyer if this Agreement is terminated pursuant to Section 3.5, Section 7 or Section 10.2 or if the Close of Escrow does not occur as a result of the failure of a condition contained in Section 3.3.2 or 3.3.3 or breach of this Agreement by Seller. Seller and Buyer acknowledge and agree that One Hundred and No/100

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

Dollars ($100.00) of the Deposit shall be paid to Seller if this Agreement is terminated for any reason (the "Independent Contract Consideration").  Moreover, Seller and Buyer acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as consideration for Seller's execution and delivery of this Agreement.  At Close of Escrow, the Independent Contract Consideration shall be applied to the Purchase Price.  In the event this Agreement is terminated for any reason, Seller shall be entitled to the Independent Contract Consideration.

2.2.2

Balance.  Buyer shall deposit into Escrow an amount (“Cash Balance”), in immediately available federal funds equal to the Purchase Price minus the Deposit and increased or decreased, as appropriate, by the amount of any credits due or any items chargeable to Buyer under this Agreement.  Buyer shall deposit the Cash Balance into Escrow in the form of immediately available federal funds no later than 1:00 p.m., Dallas, Texas time on the Closing Date or such earlier date and time as may be required by the Title Company under applicable law such that Title Company will be in a position to disburse the cash proceeds to Seller on the Closing Date.

3.

Escrow; Closing Conditions.

3.1

Escrow.  Upon the execution of this Agreement by Buyer and Seller, and the acceptance of this Agreement by the Title Company in writing, this Agreement shall constitute the joint escrow instructions of Buyer and Seller to the Title Company to open an escrow (“Escrow”) for the consummation of the sale of the Property to Buyer pursuant to the terms of this Agreement.  Upon the Title Company's written acceptance of this Agreement, the Title Company is authorized to act in accordance with the terms of this Agreement.  Buyer and Seller shall execute the Title Company's general escrow instructions upon request; provided, however, that if there is any conflict or inconsistency between such general escrow instructions and this Agreement, this Agreement shall control.  Upon the Close of Escrow, the Title Company shall pay any sum owed to Seller with immediately available federal funds.

3.2

Closing Date.  The Escrow shall close (“Close of Escrow”) on the Closing Date, provided that all conditions to the Close of Escrow set forth in this Agreement have been satisfied or waived by the party intended to be benefited thereby. Buyer shall have the right to extend the Closing Date for up to thirty (30) days by depositing an additional $100,000 in cash or wire transfer with the Title Company (the “Additional Deposit”) on or before the expiration of the Due Diligence Period and at the Close of Escrow only $50,000 of such Additional Deposit shall be applied to the Purchase Price and the remaining $50,000 of such Additional Deposit shall be delivered to Seller at the Close of Escrow as an extension fee. In the event Buyer elects to extend the Closing Date as aforesaid, Buyer shall notify Seller of same not less than three (3) days prior to the expiration of the Due Diligence Period.

3.3

Buyer's Conditions to Closing.  The Close of Escrow is subject to and contingent on the satisfaction of the following conditions or the waiver of same by Buyer in writing:

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

3.3.1

Inspection.  Buyer's approval of the physical condition of the Property, and all other matters related thereto at Buyer's sole cost and expense prior to the expiration of the Due Diligence Period.  Buyer acknowledges that prior to the expiration of the Due Diligence Period:  (i) Buyer will conduct such surveys and inspections, and make such non-invasive, geologic, environmental and soils tests and other studies of the Property as Buyer has, in Buyer's discretion, deemed necessary or advisable as a condition precedent to Buyer's purchase of the Property; and (ii) Buyer will have adequate opportunity to make such inspection of the Property (including a non-invasive Phase I environmental site assessment and asbestos testing and an inspection for zoning, land use, environmental and other laws, regulations and restrictions) and to determine the physical, environmental and land use characteristics of the Property and its suitability for Buyer's intended use.  In no event shall Buyer or its agents or representatives conduct any drilling, boring, sampling, or removal of, on or through the surface of the Property (or any part of or portion thereof) (collectively, “Physical Testing”), without Seller’s prior written consent, which consent shall not be unreasonably withheld.  In the event Buyer desires to conduct such Physical Testing of the Property, then Buyer shall submit to Seller, for Seller’s approval, a written detailed description of the scope and extent of the proposed Physical Testing.  Buyer shall protect, indemnify, defend and hold the Property, Seller and Seller's officers, directors, shareholders, participants, affiliates, employees, representatives, invitees, agents and contractors free and harmless from and against any and all claims, damages, liens, liabilities, losses, costs and expenses, including reasonable attorneys' fees and court costs, resulting from Buyer's inspection and testing of the Property, including, without limitation, repairing any and all damage to any portion of the Property, arising out of or related to Buyer's conducting such inspections, surveys, tests, and studies.  Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's right of inspection and the activities contemplated by Section 3.3.1 of this Agreement.  The Buyer's indemnification obligations set forth herein shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow.  It is understood by the parties that, except as set forth in Section 8.1, Seller does not make any representation or warranty, express or implied, as to the accuracy or completeness of any information contained in Seller's files or in the documents produced by Seller, including, without limitation, any environmental audit or report.  Buyer acknowledges that, except as set forth in Section 8.1, Seller and Seller's affiliates shall have no responsibility for the contents and accuracy of such disclosures, and Buyer agrees that the obligations of Seller in connection with the purchase of the Property shall be governed by this Agreement irrespective of the contents of any such disclosures or the timing or delivery thereof.

3.3.2

Title Policy.  The Title Company's commitment to issue the Buyer's Title Policy complying with the requirements of Section 3.7.2 below.

3.3.3

Covenants.  Seller having performed and satisfied all agreements and covenants required hereby to be performed by Seller prior to or at the Close of Escrow and all of Seller’s representations and warranties are true and correct as of the Close of Escrow.

3.3.4

Title Commitment/Survey.  Buyer has received a current title commitment (together with all of the documents referred to therein, the “Title Commitment”) on

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

the Property showing the status of title to the Property as of the date of the Title Commitment.  Seller has also delivered to Buyer a copy of Seller’s survey (the “Survey”) of the Property.  Buyer shall have the right, at its cost, to have the Survey updated and in the event that Buyer elects to update the Survey, then Buyer agrees to deliver a copy of such updated Survey to Seller and the Title Company. At Closing, Seller shall reimburse Buyer for the cost of such new or updated survey, with Seller’s reimbursement for such new or updated survey not to exceed $6,500. Buyer shall have a period until 5 calendar days prior to the end of the Due Diligence Period to review the Title Commitment and the Survey to specifically state in writing any objections (“Objections”).  Any items appearing in the Title Commitment or the Survey, which Buyer does not object to within said time period and any Objection which remains uncured as of the end of the Due Diligence Period shall be deemed a “Permitted Exception.”  If Buyer gives written notice of any Objections, Seller shall use its best efforts to cure any Objections relating to the payment of liens created by Seller, and may, but shall have no obligation, to cure all non-lien Objections.  Seller shall, on or before the end of the Due Diligence Period, advise Buyer which Objections have been or will not be cured.  Buyer hereby objects to any deed of trust, mechanics or similar lien filed against the Property and, to the extent such liens were created by or as a result of Seller’s acts, Seller agrees to cause such liens to be released by Seller or Seller’s lender’s at or prior to Closing.  If Buyer gives notice of the existence of Objections and Seller does not, for any or no reason, cure the Objections on or before the end of the Due Diligence Period, Buyer shall have the right to either (i) terminate this Agreement effective upon giving written notice thereof to Seller and the Title Company and thereupon, Buyer shall be entitled to the return of the Deposit and this Agreement and all obligations hereunder shall thereupon terminate, except those which expressly survive termination; or (ii) waive the Objections and consummate the purchase of the Property subject to the Objections, which shall be included within the Permitted Exceptions without any abatement or reduction of the Purchase Price.  If Buyer fails to terminate this Agreement on or before the end of the Due Diligence Period, Buyer will be deemed to have elected to proceed under clause (ii) above.  The Permitted Exceptions shall also include the standard printed exceptions included in Texas T-1 form Commitment for Title Insurance.

3.3.5

Due Diligence Items.  Seller has already delivered copies of, and if not so delivered, within five (5) days after the Effective Date will otherwise make available to Buyer at the Property or Seller shall deliver to Buyer, the documents and information (“Due Diligence Items”) set forth in Exhibit “B” attached hereto and incorporated herein by this reference.  Buyer may, at Buyer’s cost, make additional copies of all or any part of the Due Diligence Items.  Buyer shall not contact nor hold any discussions with any tenants without first notifying Seller, and giving Seller a reasonable opportunity to be present at such contacts or discussions at a time and location specified by Buyer in writing.  Promptly following any termination of this Agreement, Buyer agrees to return to Seller all Due Diligence Items and must also deliver to Seller, without cost to Seller, copies of any engineering, environmental and other third party reports or surveys received by Buyer, excluding, however, any financial projections or analyses of the Property.  This covenant will survive the termination of this Agreement for six (6) months.

3.3.6

Tenant Estoppels.  Seller will use commercially reasonable efforts to obtain estoppel certificates from seventy five percent (75%) of all of the tenants leasing space

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

within the Real Property in substantially the form attached hereto as Exhibit “C” or such other form as may be required by the terms of the applicable tenant lease (or which otherwise contains the information required by the applicable tenant lease).  If, for any or no reason, Seller fails to deliver signed estoppel certificates from such tenants on or before the fifth (5th) day before the Closing Date, Buyer’s sole remedy shall be to terminate this Agreement and have the Deposit returned to Buyer.  If Buyer elects not to exercise such termination right, this condition shall be deemed satisfied.

3.4

Approval.  If Buyer elects not to terminate under Section 3.5, Buyer will be deemed to have approved the matters described in Sections 3.3.1, 3.3.4, 3.3.5 and 3.3.6 and such items will not be a condition to Buyer’s obligation to proceed with the Close of Escrow.  The foregoing will survive the Close of Escrow and not be merged in the Deed.

3.5

Termination.  Buyer has the right, for any or no reason, on or before the end of the Due Diligence Period, to deliver Seller written notice that Buyer has elected to terminate this Agreement.  In such event, the Deposit will be returned to Buyer and the parties will be released from further liability, except that which expressly survives termination.  If Buyer fails to timely deliver such notice, Buyer will be deemed to have waived this termination right and the parties will proceed to the Close of Escrow.  This is an “all or none” transaction and Buyer has no right to terminate this Agreement except in its entirety.

3.6

Seller's Conditions to Closing.  The obligations of Seller to consummate the transactions provided for herein are subject to and contingent upon the satisfaction of the following conditions or the waiver of same by Seller in writing:

3.6.1

Representations and Warranties.  All representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as though such representations and warranties were made at and as of the Close of Escrow.

3.6.2

Covenants.  Buyer shall have performed and satisfied in all material respects all agreements and covenants required hereby to be performed by Buyer prior to or at the Close of Escrow.

3.7

Title and Title Insurance.

3.7.1

Deed.  On the Closing Date, Seller shall convey title to the Property to Buyer by special warranty deed in the form of Exhibit “D” attached hereto and incorporated herein by this reference (“Deed”), subject only to the Permitted Exceptions.

3.7.2

Buyer's Title Policy.  At the Close of Escrow, the Title Company shall issue to Buyer a Texas Standard Coverage Owner's Policy of Title Insurance (“Buyer's Title Policy”) which:

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

a.

shall be written with liability in the amount of the Purchase Price; and

b.

shall insure title to the Property, to be vested in Buyer, subject only to the Permitted Exceptions.

3.7.3

Survey Coverage.  Buyer shall have the right to procure survey coverage (“Survey Coverage”) as long as the issuance of the Survey Coverage does not delay or extend the Closing Date.  Buyer shall pay for (i) the increased cost of such Survey Coverage, and (ii) for the cost of any other increase in the amount or scope of title insurance if Buyer elects to increase the amount or scope of title insurance coverage provided in the Buyer's Title Policy.

3.8

Closing Costs and Charges.

3.8.1

Seller's Costs.  Seller shall pay (a) one-half (1/2) of Title Company's escrow fees; (b) all expenses and charges incurred in connection with the discharge of delinquent taxes, if any, which may be required in order for the Title Company to issue the Buyer's Title Policy in accordance with Section 3.7.2(b) above; (c) the basic premium for the Buyer’s Title Policy (but shall not include the extra cost for endorsements, deletions and modifications, which shall be Buyer’s expense); (d) the cost to record any lien releases or other instruments, if any, filed to cure Objections which Seller agreed to cure; and (e) Seller's share of prorations as determined in accordance with Section 3.12.

3.8.2

Buyer's Costs.  Buyer shall pay (a) one-half (1/2) of the Title Company's escrow fee; (b) all document recording charges; (c) the cost to update the Survey and the cost of any changes requested by Buyer to the updated Survey and any additional costs arising out of the Buyer's Title Policy which are described in Section 3.7.3; (d) the premium for all endorsements to Buyer’s Title Policy; and (e) Buyer's share of prorations as determined in accordance with Section 3.12. At Closing, Seller shall reimburse Buyer for the cost of the new or updated survey, with Seller’s reimbursement for such new or updated survey not to exceed $6,500.

3.8.3

Other Costs.  All other costs, if any, shall be apportioned in the customary manner for real property transactions in the County where the Real Property is located.

3.9

Deposit of Documents and Funds by Seller.  Not later than 1:00 p.m., Dallas, Texas time on the Closing Date, Seller shall deposit the following items into Escrow, each of which shall be duly executed and acknowledged by Seller where appropriate:

3.9.1

The Deed.

3.9.2

Two (2) counterparts of a bill of sale in the form of Exhibit “E” attached hereto and incorporated herein by this reference (“Bill of Sale”).

3.9.3

Two (2) counterparts of an assignment and assumption in the form of Exhibit “F” attached hereto and incorporated herein by this reference (“General Assignment”).

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

3.9.4

A non-foreign certificate in the form of Exhibit “G” attached hereto and incorporated herein by this reference (the “Non-Foreign Entity Certificate”).

3.9.5

Two (2) counterparts of a tenant notice in the form of Exhibit “H” attached hereto and incorporated herein by this reference (the “Tenant Notice”).

3.9.6

All other documents as may reasonably be required by the Title Company to close the Escrow in accordance with this Agreement.

3.10

Deposit of Documents and Funds by Buyer.  Not later than 1:00 p.m., Dallas, Texas time on the Closing Date, Buyer shall deposit the following items into Escrow:

3.10.1

The Cash Balance;

3.10.2

Two (2) counterparts of the General Assignment, duly executed by Buyer;

3.10.3

Two (2) counterparts of the Bill of Sale, duly executed by Buyer;

3.10.4

Two (2) counterparts of the Tenant Notice, duly executed by Buyer; and

3.10.5

All other funds and documents as may reasonably be required by the Title Company to close the Escrow in accordance with this Agreement.

3.11

Delivery of Documents and Funds at Closing.  Provided that all conditions to closing set forth in this Agreement have been satisfied or, as to any condition not satisfied, waived by the party intended to be benefited thereby, on the Closing Date the Title Company shall conduct the closing by recording or distributing the following documents and funds in the following manner:

3.11.1

Recorded Documents.  Record the Deed in the Official Records of the County in which the Real Property is located;

3.11.2

Buyer's Documents.  Deliver to Buyer:  (a) the original Buyer's Title Policy; (b) an original fully-executed counterpart of the Bill of Sale; (c) an original fully-executed counterpart of the General Assignment; (d) a copy of the original executed Deed; (e) an original fully executed counterpart of the FIRPTA Certificate; and (f) an original fully executed counterpart of the Tenant Notice.

3.11.3

Purchase Price.  Deliver to Seller:  (a) the Purchase Price and such other funds, if any, as may be due to Seller by reason of credits under this Agreement, less all items chargeable to Seller under this Agreement; (b) an original fully executed counterpart of the

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

General Assignment; (c) an original fully executed counterpart of the Bill of Sale; and (d) an original fully executed counterpart of the Tenant Notice.

3.12

Prorations and Adjustments.

3.12.1

General.  Rentals, revenues, and other income, if any, from the Property, and real property taxes and operating expenses, if any, affecting the Property shall be prorated as of midnight on the day preceding the Close of Escrow.  For purposes of calculating prorations, Buyer shall be deemed to be in title to the Property, and therefore entitled to the income and responsible for the expenses, for the entire day upon which the Close of Escrow occurs.  If, however, Seller fails to receive the Purchase Price in its account for interest purposes on the Closing Date, such prorations will be adjusted to reflect Seller as in title through the date preceding the date of such receipt.

3.12.2

Rentals.  Subject to the provisions of Sections 3.12.3 and 3.12.4, rentals shall be prorated as of the Close of Escrow only to the extent actually collected on or before the Close of Escrow. “Rentals” as used herein includes fixed rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs and other sums and charges payable by tenants under the Leases.

3.12.3

Delinquent Rentals.  Rentals are delinquent when payment thereof is delinquent under the applicable Lease as of the Close of Escrow.  Delinquent rentals shall not be prorated between Buyer and Seller as of the Close of Escrow until they are actually collected by Buyer.  After the Close of Escrow, Buyer agrees to use reasonable efforts, at Seller’s sole expense to collect delinquent rents owed Seller and to include amounts due Seller on all invoices sent by Buyer or its manager to the tenants during the 90 day period following the Close of Escrow, but Buyer has no obligation to institute collection proceedings against any such tenants on Seller’s behalf.  Seller reserves the right to collect any delinquent rentals, but shall not have any right to evict any tenant owing delinquent rent.  Delinquent rentals collected by Buyer, net of the costs of collection (including reasonable attorneys' fees), shall be applied first against amounts currently due and thereafter to delinquent rentals with the oldest delinquency being paid first.  Buyer agrees that any payments due to Seller as a result of collected delinquent rentals shall be payable by Buyer to Seller within five (5) business days following receipt thereof.

3.12.4

Additional Rentals.  Operating cost pass-throughs, percentage rentals, additional rentals and other retroactive rental escalations, sums or charges payable by tenants and which are collected as of the Close of Escrow shall be prorated as of the Close of Escrow.

3.12.5

Prepaid Rentals.  Rentals received by Seller attributable to periods after the Close of Escrow shall be prorated and credited to Buyer and debited to Seller at the Close of Escrow.

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

3.12.6

Taxes and Assessments.  All non-delinquent real estate taxes and current installments of assessments affecting the Property which are payable by Seller shall be prorated as of the Close of Escrow based on the actual current tax bill.  If the actual tax bill is not available, real estate taxes will be prorated on the basis of the prior years tax bill (i.e., using, if the current rates are then unknown, the tax rates reflected in the prior years tax bill and the latest assessed valuation of the Property by the appropriate governmental authority). Seller and Buyer agree to make appropriate adjustments upon receipt of the actual tax bill for the year of Closing.  Buyer must deliver Seller a copy of the actual tax bill promptly following the date of issuance.  All delinquent taxes and assessments, if any, affecting the Property which are payable by Seller shall be paid at the Close of Escrow from funds accruing to Seller.  Any refunds of real estate taxes and assessments attributable to the period prior to the Close of Escrow shall be paid to Seller upon receipt, whether such receipt occurs before or after the Close of Escrow.

3.12.7

Operating Expenses.  All utility service charges for electricity, heat and air conditioning service, other utilities, elevator maintenance, common area maintenance, taxes (other than real estate taxes and income taxes) such as rental taxes, and other expenses affecting the Property which are payable by Seller and any other costs incurred in the ordinary course of business or the management and operation of the Property shall be prorated on a cash basis.  Seller and Buyer will make appropriate adjustments within 30 days following the Close of Escrow.  Seller shall pay all such expenses that accrue prior to the Close of Escrow and Buyer shall pay all such expenses accruing on the Close of Escrow and thereafter.  To the extent possible, Seller and Buyer shall obtain billings and meter readings as of the Close of Escrow to aid in such prorations.  Buyer will be responsible to pay (and, if Seller has already paid, give Seller a credit for) all charges under those Contracts which Seller has delivered a termination notice at the Close of Escrow through the effective date of termination.

3.12.8

Commissions and Tenant Improvement Costs.  Seller shall pay in full all leasing commissions and tenant improvement costs, if any, payable prior to the Close of Escrow and during Seller’s period of ownership with respect to the Leases, including any renewal or expansion thereof, which were executed prior to the date of this Agreement, as shown on the proration schedule to be prepared pursuant to Section 3.12.12 below.  Subject to Closing, Buyer shall pay in full all other leasing commissions and tenant improvement costs payable by the lessor and accruing after the Close of Escrow with respect to the Leases, including any renewal or expansion thereof.  If any new Leases, renewals or expansions are approved by Buyer pursuant to Section 8.2(a) below and executed after the date of this Agreement and prior to the Close of Escrow, any such costs will be prorated based upon that portion of the term of any such Lease, if any, included within each party’s period of ownership. Notwithstanding the foregoing, Seller shall be responsible for all leasing commissions and tenant improvement costs relating to the following new Leases, renewals or expansions: US Oncology, Insource Group, Dr. Sule, Ferguson Financial and CIT Group, and at closing, Seller shall credit Buyer for the amount of any unpaid leasing commissions and tenant improvement costs relating to such new Leases, renewals or expansions.

3.12.9

Tenant Deposits.  Buyer shall be credited and Seller shall be debited with an amount equal to all unapplied tenant deposits (and any interest accrued thereon

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

for the benefit of a tenant pursuant to Leases) actually held by Seller under the Leases, except to the extent that as of Close of Escrow Seller transfers to Buyer control of accounts holding tenant deposits, or letters of credit, certificates of deposit, or other forms of tenant deposits held in separately maintained accounts pursuant to Leases.

3.12.10  Seller Deposits.  Seller shall retain or be paid all refundable deposits, retentions, and holdbacks then being held by any governmental entity, any utility company, or other third party under any Contract, together with all interest then accrued thereon for the benefit of Seller.

3.12.11  Method of Proration.  The Title Company shall, with the assistance of Buyer and Seller, prepare a schedule of tentative prorations prior to the Closing Date with respect to the Property.  Such prorations, if and to the extent known and agreed upon as of the Close of Escrow, shall be paid by Buyer to Seller (if the prorations result in a net credit to the Seller) or by Seller to Buyer (if the prorations result in a net credit to the Buyer) by increasing or reducing the cash to be paid by Buyer at the Close of Escrow.  Any such prorations not determined or not agreed upon as of the Close of Escrow shall be paid by Buyer to Seller, or by Seller to Buyer, as the case may be, in cash as soon as practicable following the Close of Escrow.  Buyer's and Seller's obligations with respect to prorations under this Agreement shall survive through March 31, 2017 (but as to real estate taxes will survive for 120 days following issuance of the final tax bill); provided, however, that Buyer's obligation to deliver to Seller any Rentals, Delinquent Rentals or Additional Rentals applicable to Seller’s period of ownership shall survive the Closing until fully paid to Seller.  A copy of the schedule of prorations as agreed upon by Buyer and Seller shall be delivered to Title Company prior to the Close of Escrow.

4.

Improvement Assessment Liens; Annexation Notice; Utility Service Notice.

4.1

Assessment Liens.  If and to the extent there exists any improvement assessment liens or other similar assessments which encumber the Property, Buyer hereby expressly agrees and assumes the obligation to pay any and all future installments of such bonds or assessment liens affecting the Property which accrue from and after the Close of Escrow.  Any bond payments or assessment liens for the current payable period shall be prorated in accordance with Section 3.12 above and any past due and unpaid installments of such bonds or assessment liens shall be paid by Seller.  Seller shall have no obligation to pay the entire principal amount of any of such assessments or bonds.

4.2.

Annexation Notice.  [Intentionally Deleted].

4.3

Utility Service Notice.  [Intentionally Deleted].

5.

Delivery and Possession.

Seller shall deliver possession of the Property to Buyer at the Close of Escrow, subject to the Permitted Exceptions.  Seller will deliver Buyer’s designee all keys, maintenance

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

records, original leases, furniture and equipment owned by Seller and in Seller’s possession and control.

6.

Commissions.

Buyer and Seller each represent and warrant to the other that there are no commissions, finder's fees or brokerage fees arising out of the transactions contemplated by this Agreement other than a commission payable by Seller to Broker on the Close of Escrow only pursuant to a separate written agreement.  Buyer shall indemnify and hold Seller harmless from and against any and all liabilities, claims, demands, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and court costs, in connection with claims for any such commissions, finders' fees or brokerage fees arising out of Buyer's conduct or the inaccuracy of the foregoing representation and/or warranty of Buyer.  Seller shall indemnify and hold Buyer harmless from and against any and all liabilities, claims, demands, costs and expenses, including, without limitation, reasonable attorneys' fees and costs in connection with claims for any such commissions, finders' fees or brokerage fees arising out of Seller's conduct or the inaccuracy of the foregoing representation and/or warranty of Seller, including claims by Broker.

Notwithstanding the foregoing, Buyer hereby agrees to pay any and all leasing commissions due to Transwestern in connection with any new tenant lease or any expansion, renewal or amendment of an existing tenant lease involving a Protected Tenant (as hereinafter defined) that is executed by Buyer (or its assignee) within ninety (90) days after the Closing Date.  For purposes hereof, the term “Protected Tenant” shall mean any Tenant (existing or proposed) to whom Transwestern has submitted a written proposal in connection with any new tenant lease or any expansion, renewal or amendment of an existing tenant lease during the  six (6) month period prior to the Closing Date.  Seller shall deliver to Buyer a list of Protected Tenants on or before the date that is five (5) Business Days prior to Closing.  The provisions of this Section 6 shall survive the Closing.

7.

Damage or Destruction; Condemnation.

Buyer shall have the right to terminate this Agreement if all or a material part of the Property is destroyed without fault of Buyer or a material part of the Property is taken by eminent domain. Buyer shall give written notice of Buyer's election to terminate this Agreement within five (5) business days after Buyer receives written notice or otherwise first learns of any damage to or condemnation of the Property which entitles Buyer to terminate this Agreement. If Buyer does not give such notice, then this Agreement shall remain in full force and effect and there shall be no reduction in the Purchase Price, but Seller shall, at Close of Escrow, assign to Buyer (a) any insurance proceeds payable with respect to such damage, or (b) the entire award payable with respect to such condemnation proceeding, whichever is applicable, plus Buyer will receive a credit for the amount of any insurance deductible.  As used herein, the term “material part of the Property” means any portion of the Property having a value of $500,000.00 or more of the Purchase Price, in the aggregate.  If any non-material part of the Property is damaged without

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

fault of Buyer, Buyer will have no right to terminate, but Seller will assign any insurance proceeds to Buyer, plus give Buyer a credit for the amount of any insurance deductible.

8.

Seller's Representations, Warranties and Covenants.

8.1

Seller represents and warrants to Buyer that as of the date of this Agreement and as of the Closing Date:

(a)

Seller is duly organized, validly existing, and in good standing under the laws of the state of its formation.

(b)

Seller has the full power and authority to execute, deliver and perform its obligations under this Agreement specifically including, without limitation, the right to convey and assign the Property to Buyer.  All requisite action on the part of Seller has been taken by Seller in connection with the making and entering into this Agreement and consummation of the purchase and sale transaction provided for herein.

(c)

To Seller’s Actual Knowledge, there is no pending condemnation or similar proceeding by any Governmental Authorities.  As used herein, “Governmental Authorities” shall mean the United States, the State of Texas, the County of Dallas, the City of Dallas, and any agency, department, commission, board, bureau or instrumentality of any of them.

(d)

Seller is not a “foreign person” as that term is defined in Section 1445 of the Internal Revenue Code of 1954, as amended, and any applicable regulations promulgated thereunder.

(e)

Neither Seller nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.

                         (f)

To Seller’s Actual Knowledge, except as disclosed to Buyer in writing or otherwise set forth on Exhibit L attached hereto, there are no legal proceedings pending or threatened in writing against Seller which, if determined adversely would materially adversely affect the Property or the ability of Seller to perform its material obligations hereunder.

                          (g)

To Seller’s Actual Knowledge, as of the Effective Date, Seller has not received written notice from any governmental authority of any violation of any applicable law or regulation affecting the Property that remains uncured or not rescinded.

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

  (h)

Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compromise with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller’s assets is bound.

                                        (i)

To Seller’s Actual Knowledge, Seller has not received, with respect to the Property, written notice from any governmental authority regarding any change to the zoning classification of the Land, any condemnation proceedings or proceedings to widen or realign any street that abuts the Land.

    (j)

To Seller’s Actual Knowledge, as of the Effective Date, the list of Contracts attached hereto as Exhibit I is true, correct and complete in all material respects.

    (k)

To Seller’s Actual Knowledge, except as shown on Exhibit J attached hereto, there are no other leases or occupancy agreements to which Seller is a party and affecting the Property.

   (m)

To Seller’s Actual Knowledge, as of the Effective Date, except as shown on Exhibit K attached hereto, there are no outstanding or unpaid brokerage or leasing commissions or tenant improvement costs with respect to any existing Leases.

   (n)

To Seller’s Actual Knowledge, the rent roll attached hereto as Exhibit L (the “Rent Roll”) is true and correct in all material respects as of the date stated therein.

By executing and delivering the documents listed in Section 3.9, Seller shall be deemed to have made all of the foregoing representations and warranties as of the date hereof and as of Closing.  If any of the foregoing shall be found to be incorrect prior to Closing, Buyer shall be entitled either to waive same and close this transaction, or terminate this Agreement.  In the event Buyer elects to terminate this Agreement, Escrow Agent shall return the Deposit to Buyer and neither party to this Agreement shall thereafter have any further rights or obligations hereunder (except for those items which expressly survive termination).  As used herein, the term “Seller’s Actual Knowledge” means the current actual knowledge of Tom Fleming of Barings Real Estate Advisers LLC (“Barings”).  Mr. Fleming has no personal liability under this Agreement and is currently the employee of Seller or Barings with personal knowledge about the matters described in the foregoing representations.  All representations and warranties are also qualified in their entirety by all matters disclosed to Buyer directly in documents and materials delivered or to Buyer for review prior to the Close of Escrow.  The representations and warranties set forth herein will survive the Close of Escrow for the term set forth in Section 34, but not thereafter.

8.2

Seller covenants and agrees as follows:

(a)

Following the end of the Due Diligence Period, Seller will not enter into any new Leases, modify any existing Lease or grant any additional encumbrances

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

affecting title to the Property, without in each case, receiving Buyer’s consent, which consent shall not be unreasonably withheld or delayed.  Prior to expiration of the Due Diligence Period, Seller shall provide Buyer with notification of any new Lease proposals or modifications, with copies thereof and a statement fully disclosing the obligations and costs associated therewith, and such other information reasonably requested by Buyer.  Prior to expiration of the Due Diligence Period, if Buyer disapproves of any such proposed Lease or notification, Seller may either terminate this Agreement or waive the right to terminate and not enter into any such Lease or modification.  If Buyer fails to provide Seller with written notice detailing Buyer’s specific objections to any such new Lease or modification, within two (2) business days following the date of Seller’s delivery to Buyer, such item will be deemed approved by Buyer. Seller agrees to deliver Buyer copies of any new Lease proposals, new Leases or modifications signed during the Due Diligence Period within two (2) days after delivery to the tenant.

(b)

Seller will continue to operate the Property in accordance with Seller’s current practice.

(c)

Following the end of the Due Diligence Period, Seller will not enter into any new service contracts without Buyer’s written consent, not to be unreasonably withheld, unless same may be terminated, without premium or penalty, upon no more than 30 days prior notice.

(d)

Seller agrees to deliver to Buyer copies of any new proposed Leases, Lease amendments or new service contracts executed without Buyer’s consent after the date of this Agreement.

(e)

Seller will advise Buyer promptly of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Seller has knowledge or notice.

(f)

Seller will promptly notify Buyer of any condemnation or threatened condemnation of the Property or any portion thereof or any lawsuit against Seller arising out of the Property.

(g)

Seller will cause to be maintained in full force and effect, fire and extended coverage insurance upon the Property and public liability insurance with respect to damage or injury to persons or property occurring on the Property in such amounts as are maintained by Seller on the date of this Agreement.

9.

Buyer's Representations and Warranties.

Buyer represents and warrants to Seller that as of the date of this Agreement and as of the Closing Date:

9.1

Buyer is duly organized, validly existing, and in good standing under the laws of the state of its formation.

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

9.2

Prior to the Close of Escrow, Buyer will have the full power and authority to execute, deliver and perform Buyer's obligations under this Agreement.

9.3

Neither Buyer nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the OFAC (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action.

10.

Default.

10.1

LIQUIDATED DAMAGES - DEPOSIT.  NOTWITHSTANDING ANY-THING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF BUYER HAS ELECTED TO CONTINUE THIS AGREEMENT AFTER THE EXPIRATION OF THE DUE DILIGENCE PERIOD AND IF THE SALE OF THE PROPERTY TO BUYER IS NOT CONSUMMATED FOR ANY REASON OTHER THAN SELLER'S DEFAULT UNDER THE AGREEMENT OR BUYER’S RIGHT TO TERMINATE PURSUANT TO THE TERMS OF THIS AGREEMENT, SELLER SHALL BE ENTITLED AS ITS SOLE AND EXCLUSIVE REMEDY, TO RETAIN THE DEPOSIT AS SELLER'S LIQUIDATED DAMAGES.  THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER'S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH FAILURE, PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT WAIVE OR AFFECT SELLER'S RIGHTS AND BUYER'S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS AGREEMENT.  THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER.  THE PARTIES HAVE SET FORTH THEIR INITIALS BELOW TO INDICATE THEIR AGREEMENT WITH THE LIQUIDATED DAMAGES PROVISION CONTAINED IN THIS SECTION.

SELLER'S INITIALS

BUYER'S INITIALS

10.2

Limited Specific Performance.  As material consideration to Seller's entering into this Agreement with Buyer, Buyer expressly waives, except as set forth below, the remedy of specific performance on account of Seller’s default under this Agreement at common

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

law or otherwise to record or to file a lis pendens or a notice of pendency of action or similar notice against all or any portion of the Property.  In the event the Close of Escrow and the consummation of the transaction contemplated by this Agreement do not occur solely by reason of default by Seller, Buyer as its sole remedy will be entitled, at Buyer’s option, to either (a) the immediate return of its Deposit and any interest accrued thereon; or (b) specifically enforce Seller’s obligation to deliver the Deed and otherwise convey Seller’s interest in the remainder of the Property in accordance with this Agreement.  If Buyer fails to commence an action for specific performance within sixty (60) days following the scheduled Closing Date and the Deposit and interest have been returned to Buyer, Buyer will be deemed to have waived such remedy of specific performance and, in lieu thereof, be deemed to have elected to proceed under clause (a) above.

10.3

No Contesting Liquidated Damages.  As material consideration to each party's agreement to the liquidated damages provisions stated above, each party hereby agrees to waive any and all rights whatsoever to contest the validity of the liquidated damage provisions for any reason whatsoever, including, but not limited to, that such provision was unreasonable under circumstances existing at the time this Agreement was made.

11.

Waiver of Trial by Jury.

Seller and Buyer, to the extent they may legally do so, hereby expressly waive any right to trial by jury of any claim, demand, action, cause of action, or proceeding arising under or with respect to this Agreement, or in any way connected with, or related to, or incidental to, the dealings of the parties hereto with respect to this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, or otherwise.  To the extent they may legally do so, Seller and Buyer hereby agree that any such claim, demand, action, cause of action, or proceeding shall be decided by a court trial without a jury and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the other party or parties hereto to waiver of its or their right to trial by jury.

12.

Attorneys' Fees.

If any action or proceeding is commenced by either party to enforce their rights under this Agreement or to collect damages as a result of the breach of any of the provisions of this Agreement, the prevailing party in such action or proceeding, including any bankruptcy, insolvency or appellate proceedings, shall be entitled to recover all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and court costs, in addition to any other relief awarded by the court.

13.

Notices.

All notices, demands, approvals, and other communications provided for in this Agreement shall be in writing and shall be effective upon the earlier of the following to occur:  (a) when delivered to the recipient; or (b) three (3) business days after deposit in a sealed

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

envelope in the United States mail, postage prepaid by registered or certified mail, return receipt requested, addressed to the recipient as set forth herein; or (c) upon transmission if sent by facsimile as long as confirmation is received and such notice is also sent on the same day by certified mail, return receipt requested; or (d) one (1) business day following the date of deposit with an overnight delivery service addressed to the recipient as set forth herein.  All notices to Seller shall be sent to Seller's Address.  All notices to Buyer shall be sent to Buyer's Address.  All notices to Escrow Holder shall be sent to Escrow Holder's Address.  The foregoing addresses may be changed by written notice given in accordance with this Section.  If the date on which any notice to be given hereunder falls on a Saturday, Sunday or legal holiday, then such date shall automatically be extended to the next business day immediately following such Saturday, Sunday or legal holiday.

14.

Amendment; Complete Agreement.

All amendments and supplements to this Agreement must be in writing and executed by Buyer and Seller.  This Agreement contains the entire agreement and understanding between Buyer and Seller concerning the subject matter of this Agreement and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, made by Buyer or Seller concerning the Property or the other matters which are the subject of this Agreement.  This Agreement has been drafted through a joint effort of the parties and their counsel and, therefore, shall not be construed in favor of or against either of the parties.

15.

Governing Law.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas.

16.

Severability.

If any provision of this Agreement or application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement (including the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable) shall not be affected thereby (except if same would substantially alter the economic agreement of the parties herein), and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.

Counterparts, Headings, and Defined Terms.

This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.  The headings to sections of this Agreement are for convenient reference only and shall not be used in interpreting this Agreement.

18.

Time of the Essence.

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

Time is of the essence of this Agreement.  In the event that any relevant date under this Agreement shall fall on a Saturday, Sunday or legal holiday under the laws of the State of Texas or the United States, then the date for performance hereunder shall be extended until the next day which is not a Saturday, Sunday or legal holiday.

19.

Waiver.

No waiver by Buyer or Seller of any of the terms or conditions of this Agreement or any of their respective rights under this Agreement shall be effective unless such waiver is in writing and signed by the party charged with the waiver.

20.

Third Parties.

This Agreement is entered into for the sole benefit of Buyer and Seller and their respective permitted successors and assigns.  No party other than Buyer and Seller and such permitted successors and assigns shall have any right of action under or rights or remedies by reason of this Agreement.

21.

Additional Documents.

Each party agrees to perform any further acts and to execute and deliver such further documents which may be reasonably necessary to carry out the terms of this Agreement.

22.

Independent Counsel.

Buyer and Seller each acknowledge that:  (i) they have been represented by independent counsel in connection with this Agreement; (ii) they have executed this Agreement with the advice of such counsel; and (iii) this Agreement is the result of negotiations between the parties hereto and the advice and assistance of their respective counsel.  The fact that this Agreement was prepared by Seller's counsel as a matter of convenience shall have no import or significance.  Any uncertainty or ambiguity in this Agreement shall not be construed against Seller because Seller's counsel prepared this Agreement in its final form.

23.

Condition of Property.

Buyer represents and warrants, which representations and warranties shall survive the Close of Escrow and not be merged with the Deed, that, as specified in Section 3.3.1 hereof, Buyer has, or shall have inspected and conducted tests and studies of the Property, and that Buyer is or will be prior to the Close of Escrow familiar with the general condition of the Property.  Buyer understands and acknowledges that the Property may be subject to earthquake, fire, floods, erosion, high water table, dangerous underground soil conditions, hazardous materials and similar occurrences that may alter its condition or affect its suitability for any proposed use.  Seller shall have no responsibility or liability, except as otherwise expressly set forth herein, with respect to any such occurrence or condition.  Buyer represents and warrants that, except as

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

otherwise expressly set forth herein, Buyer is acting, and will act, only upon information obtained by Buyer directly from Buyer's own inspection of the Property.  Notwithstanding anything to the contrary contained in this Agreement, the suitability or lack of suitability of the Property for any proposed or intended use, or availability or lack of availability of (a) permits or approvals of governmental or regulatory authorities, or (b) easements, licenses or other rights with respect to any such proposed or intended use of the Property, shall not affect the rights or obligations of the Buyer hereunder.

24.

Property “AS IS”.

24.1

Seller's Acquisition.  Buyer acknowledges that Seller did not develop or construct the Property and has owned the Property since the date shown on the deed into Seller.

24.2

No Side Agreements or Representations.  No person acting on behalf of Seller is authorized to make, and by execution hereof, Buyer acknowledges that no person has made, any representation, agreement, statement, warranty, guarantee or promise regarding the Property or the transaction contemplated herein or the zoning, construction, physical condition or other status of the Property except as may be expressly set forth in this Agreement.  No representation, warranty, agreement, statement, guarantee or promise, if any, made by any person acting on behalf of Seller which is not contained in this Agreement will be valid or binding on Seller.

24.3

AS IS CONDITION.  BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THE DEED AND SUBJECT TO THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY MADE BY SELLER IN SECTION 8.1 HEREIN, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (I) VALUE; (II) THE INCOME TO BE DERIVED FROM THE PROPERTY; (III) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, INCLUDING, WITHOUT LIMITATION, THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTY; (IV) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (V) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; (VI) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (VII) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (VIII) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (IX) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATION, ORDERS OR REQUIREMENTS, INCLUDING, WITHOUT LIMITATION,

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL RESOURCE CONSERVATION AND RECOVERY ACT, THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING; (X) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY; (XI) THE CONTENT, COMPLETENESS OR ACCURACY OF THE DUE DILIGENCE MATERIALS OR PRELIMINARY REPORT REGARDING TITLE; (XII) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY, INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER; (XIII) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING REQUIREMENTS; (XIV) DEFICIENCY OF ANY UNDERSHORING; (XV) DEFICIENCY OF ANY DRAINAGE; (XVI) THE FACT THAT ALL OR A PORTION OF THE PROPERTY MAY BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE; (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY; (XVIII) THE PRESENCE OF MOLD, PRIOR OR CURRENT WATER INTRUSION; (XIX) THE PRESENCE OF ANY ENVIRONMENTAL CONTAMINATION OF THE PROPERTY; OR (XX) WITH RESPECT TO ANY OTHER MATTER.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY AND REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PROPERTY, BUYER, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.1, IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND REVIEW OF SUCH INFORMATION AND DOCUMENTATION, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.1 AND THE SPECIAL WARRANTY OF TITLE IN THE DEED, ANY INFORMATION MADE AVAILABLE TO BUYER OR PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.  BUYER AGREES, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.1 AND THE SPECIAL WARRANTY OF TITLE IN THE DEED, TO FULLY AND IRREVOCABLY RELEASE SELLER FROM ANY AND ALL CLAIMS THAT BUYER MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SELLER FOR ANY COSTS, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM SUCH INFORMATION OR DOCUMENTATION.  SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN “AS IS” CONDITION AND BASIS WITH ALL FAULTS, AND THAT SELLER HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS EXCEPT AS MAY OTHERWISE BE EXPRESSLY STATED IN SECTION 8.1 OF THIS AGREEMENT.  BUYER REPRESENTS, WARRANTS, AND COVENANTS TO SELLER, WHICH REPRESENTATION, WARRANTY, AND COVENANT SHALL SURVIVE THE CLOSE OF ESCROW AND NOT BE MERGED WITH THE DEED, THAT, EXCEPT FOR SELLER'S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN SECTION 8.1 OF THIS AGREEMENT, BUYER IS RELYING SOLELY UPON BUYER'S OWN INVESTIGATION OF THE PROPERTY.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL SELLER HAVE ANY LIABILITY FOR BREACH OF ANY REPRESENTATION, COVENANT OR WARRANTY HEREIN OR IN ANY CLOSING DOCUMENT IN EXCESS OF $250,000 IN THE AGGREGATE.

BY INITIALING BELOW, THE BUYER ACKNOWLEDGES THAT (i) THIS SECTION 24.3 HAS BEEN READ AND FULLY UNDERSTOOD, (ii) THE BUYER HAS HAD THE CHANCE TO ASK QUESTIONS OF ITS COUNSEL ABOUT ITS MEANING AND SIGNIFICANCE, AND (iii) THE BUYER HAS ACCEPTED AND AGREED TO THE TERMS SET FORTH IN THIS SECTION 24.3.

BUYER'S INITIALS

25.

Governmental Approvals.

Nothing contained in this Agreement shall be construed as authorizing Buyer to apply for a zoning change, variance, subdivision map, lot line adjustment or other discretionary governmental act, approval or permit with respect to the Property prior to the Close of Escrow, and Buyer agrees not to do so without Seller's prior written approval, which approval may be withheld in Seller's sole and absolute discretion.  Buyer agrees not to submit any reports, studies or other documents, including, without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to the Close of Escrow unless first approved by Seller, which approval Seller may withhold in Seller's sole discretion.  Buyer's obligation to purchase the Property shall not be subject to or conditioned upon Buyer's obtaining any variances, zoning amendments, subdivision maps, lot line adjustment, or other discretionary governmental act, approval or permit.

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

26.

Release.

Buyer shall rely solely upon Buyer's own knowledge of the Property based on its investigation of the Property and its own inspection of the Property in determining the Property's physical condition.  Buyer and anyone claiming by, through or under Buyer hereby waives its right to recover from and fully and irrevocably releases Seller, its employees, officers, directors, representatives, agents, servants, attorneys, affiliates, parent, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations in its behalf (“Released Parties”) from any and all claims that it may now have or hereafter acquire against any of the Released Parties for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to any construction defects, errors, omissions or other physical conditions, latent or otherwise, including environmental matters, affecting the Property, or any portion thereof, except to the extent included in Seller’s representations and warranties under Section 8.1.  The foregoing release includes claims of which Buyer is presently unaware or which Buyer does not presently suspect to exist which, if known by Buyer, would materially affect Buyer's release to Seller.  In this connection and to the extent permitted by law, Buyer hereby agrees, represents and warrants, which representation and warranty shall survive the Close of Escrow and not be merged with the Deed, that Buyer realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Buyer further agrees, represents and warrants, which representation and warranty shall survive the Close of Escrow and not be merged with the Deed, that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby intends to release, discharge and acquit Seller from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which might in any way be included as a material portion of the consideration given to Seller by Buyer in exchange for Seller's performance hereunder.

Seller and Buyer have each initialed this Section 26 to further indicate their awareness and acceptance of each and every provision hereof.

SELLER'S INITIALS

BUYER'S INITIALS

27.

Hazardous Materials. For purposes of clarity, the release by Buyer in favor of the Released Parties set forth in Section 26, shall include without limitation any and all claims (including without limitation third party claims), demands, liabilities, damages, costs and expenses, including, without limitation, investigatory expenses, clean-up costs and reasonable attorney’s fees of whatever kind or nature arising from or in any way connected with the environmental condition of the Property or any other aspect of the Property, which arise or accrue after the Close of Escrow except to the extent specifically included in the representation and warranties under Section 8.1 or the Closing Documents.

28.

Indemnification.  Intentionally Deleted.

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

29.

Assignment.

Buyer may, without Seller’s consent, assign this Agreement, as long as (a) Buyer notifies Seller at least five (5) business days prior to the Closing Date; and (b) the assignee is owned and controlled by one or more of the current principals of Purchaser, or their affiliates. Any purported assignment in violation of the terms of this Agreement shall be void.

30.

Successors and Assigns.

This Agreement shall be binding upon and inure to the benefits of the heirs, successors and assigns of the parties hereto.

31.

Exhibits.

Each reference to a Section or Exhibit in this Agreement shall mean the sections of this Agreement and the exhibits attached to this Agreement, unless the context requires otherwise.  Each such exhibit is incorporated herein by this reference.

32.

No Reservation of Property.

The preparation and/or delivery of unsigned drafts of this Agreement shall not create any legally binding rights in the Property and/or obligations of the parties, and Buyer and Seller acknowledge that this Agreement shall be of no effect until it is duly executed by both Buyer and Seller.

33.

Duty of Confidentiality.

Buyer and Seller represent and warrant that each shall keep all information and/or reports obtained from the other, or related to or connected with the Property, the other party, or this transaction, confidential and will not disclose any such information to any person or entity without obtaining the prior consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, provided each party may disclose such information to its contractors, engineers, accountants, attorneys, investors and lenders as long as such parties agree to maintain the confidentiality thereof. Notwithstanding the foregoing, Seller acknowledges that Buyer (or its affiliated company) is a public company and therefore, its real property transactions, including but not limited to, acquisitions, dispositions and leasing, are regularly reported publicly and/or on its website and nothing herein shall prohibit Buyer (or its affiliate company) from such disclosures.

34.

Survival.

All representations and warranties of Seller in this Agreement (a) shall expire and be of no further force and effect as of the ninth (9th) month after the Closing Date (the period between the Closing Date and such date, the “Survival Period”) except to the extent, and only to the extent, if any, that Buyer shall have given Seller written notice during the Survival Period

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

which describes in reasonable detail the breach or alleged breach of such representations and warranties and the curative actions requested by Buyer and provides Seller with a reasonable period of time in which to resolve such matters to the reasonable satisfaction of Buyer; and (b) shall expire and be of no further force and effect on the first day following the second (2nd) anniversary of the Closing Date (the period between the Closing Date and such day, the “Claim Commencement Period”) with respect to any matters disclosed in a notice delivered by Buyer to Seller during the Survival Period except to the extent, and only to the extent, if any, that Buyer shall have instituted litigation during the Claim Commencement Period with respect to matters disclosed in such notice which have not previously been resolved.

35.

1031 Exchange.

Seller may, at Seller’s option, elect to structure this transaction as a “like-kind” exchange under Section 1031 of the Internal Revenue Code of 1986, as amended.  In such event, Buyer agrees to reasonably cooperate with Seller in so structuring this transaction, including execution of appropriate assignments and other documents at the Closing, but all costs of such exchange shall be borne by Seller, including Buyer’s reasonable legal fees to the extent related to such cooperation.  Buyer will not, however, be required to incur any material additional costs or assume any additional liabilities or take title to any other property.  Further, the Closing Date may not be postponed solely to effectuate such exchange unless otherwise agreed by Buyer and Seller.

36.

Waiver of Consumer Rights.

Buyer and Seller each waive their respective rights under the Deceptive Trade Practices-Consumer Protection Act, Section 17.41 et seq., Business & Consumer Code, a law that gives consumers special rights and protections.  After consultation with an attorney of its own selection, Buyer and Seller each voluntarily consent to this waiver.

[SEE FOLLOWING PAGE FOR SIGNATURES]

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

IN WITNESS WHEREOF, Buyer and Seller do hereby execute this Agreement as of the date first written above.

SELLER:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:

Barings Real Estate Advisers LLC,

its authorized agent

By:

Name:

Title:

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

BUYER:

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

Hartman XX REIT GP, LLC,

a Texas limited liability company,

its managing general partner

By:

Alan R. Hartman,

Manager

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

ACCEPTANCE BY TITLE COMPANY

The Title Company acknowledges receipt of the foregoing Agreement and the $5,000,000 Deposit and accepts the instructions contained therein.

Dated:  November __, 2016

CHICAGO TITLE INSURANCE COMPANY

By:

Name:

Title:

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

EXHIBIT LIST

EXHIBIT “A”

Legal Description

EXHIBIT “B”

Due Diligence Items

EXHIBIT “C”

Tenant Estoppel Certificate

EXHIBIT “D”

Special Warranty Deed

EXHIBIT “E”

Bill of Sale

EXHIBIT “F”

General Assignment

EXHIBIT “G”

Non-Foreign Entity Certificate

EXHIBIT “H”

Tenant Notice

EXHIBIT “I”

List of Contracts

EXHIBIT “J”

List of Leases

EXHIBIT “K”

List of outstanding Leasing Commissions and Tenant Improvement Costs

EXHIBIT “L”

List of Litigation

EXHIBIT “M”

Rent Roll

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “A”

LEGAL DESCRIPTION

Being all of Lot 2B, Block B/7736 of Forest Plaza Addition, an Addition to the City of

Dallas according to the Plat thereof recorded in Volume 95137, Page 1945, Map Records,

Dallas County, Texas.

EXHIBIT “A” - PAGE 1 OF 1

I:\V\Co83 (Cornerstone)\CO83-96 (Sale of Waterway Tower)\Docs\P&S Agmt.doc

EXHIBIT “B”

DUE DILIGENCE ITEMS

Such documents that are related to the Property, and as are available and in the possession or control of Seller or Seller’s property manager, excluding loan files, appraisals and other proprietary information, and Seller shall deliver such documents to Buyer through a secure website or make them available at the Property, including the following:

1.

Copies of all Leases, including any and all modifications or amendments thereto.

2.

A current rent roll for the Property for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property and copies of monthly rent rolls for 2015

3.

Copies of all vendor and service contracts to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services, to the extent in Seller’s possession.

4.

Copies of all leasing commission agreements with respect to the Property to which Seller is a party.

5.

Operating statements for the Property for the past three (3) years and through the end of December 2015 (or the period of Seller’s ownership of the Property or whatever is in Seller’s possession, if either less) in the format customarily prepared for Seller by the current manager of the Property and, to the extent not covered in the Operating Statements, 2013, 2014, 2015 CAM reconciliations/estimates, and a YTD expense general ledger in the format customarily prepared for Seller by the current manager of the Property.

6.

An inventory of the Personal Property, if any, to be conveyed to Purchaser at Closing.

7.

Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous two (2) years (or the period of Seller’s ownership of the Property, if less).

8.

All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession.

9.

Plans and specifications for the Improvements, to the extent in Seller’s possession, including working CAD files and current as builts.

10.

Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession.

11.

Any current environmental reports prepared for Seller with respect to the Property which are in Seller’s possession.

EXHIBIT “B” - PAGE 1 OF 3

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

12.

A schedule of all tenant deposits (security or otherwise), which schedule may be a part of the rent roll.

13.

Existing land title survey for the real property.

14.

A copy of Seller’s standard lease form in PDF format.

15.

A schedule of all insurance claims over the past three (3) years that relate to the real property.

16.

A historical occupancy report by year for the last two (2) years.

17.

A schedule of historical capital expenditures on the real property during the calendar year 2013, 2014, and 2015.

18.

An aging report detailing current payment delinquencies of any tenants.

19.

A description of all threatened and pending litigation that affects the real property.

20.

Billing information for tenant expense reimbursements (common area maintenance, taxes, insurance, etc.) for 2014 and 2015.

21.

A general ledger for 2014 and 2015 and the 2016 (year-to-date).

22.

Copies of all utility bills for the Property.

23.

A copy of the 2016 operating expense budget.

25.

Documentation reflecting expenses incurred in connection repair and maintenance projects performed in the prior two (2) years where the expenses exceeded $20,000.

26.

Copies of any documents regarding any roof, foundation and pest control (including termite) work performed on the Improvements and the bonds and for warranties of said work, if any.

27.

Copies of all orders of any governmental agencies respecting any claimed violation of any federal, state or local law, ordinance, rule, regulation, requirement or order affecting the Property, including any notices received regarding the Property.

28.

List of Tenant Improvement allowances owed to tenants and expiration dates.

29.

Zoning Information Report, including all information obtained regarding zoning of the property, other governmental regulations and all documents relating to the land use permits and entitlements with respect to the property.

In addition to the above documents, on two (2) business days advance notice from Purchaser, Seller shall, to the extent in Seller’s possession or under the control of Seller, provide access to all of Seller’s operating books and records relating exclusively to the Property, including tenant lease correspondence and files (but excluding any privileged information, appraisals and information relating to Seller itself), to be inspected by the Purchaser at the offices of the Seller’s property manager during regular business hours.

EXHIBIT “B” - PAGE 2 OF 3

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

 Audit

List of Due Diligence Items

Seller shall deliver the following to Buyer through a secure website or make available at the property to the extent such items are in Seller’s possession and control:

1.

General Ledger detail: Year 2015, January to September of 2016. Need documents in Excel.

2.

Rent Roll: 2015 rent rolls, supporting total rent revenue during 2015. 2016 rent rolls as of September, supporting total rent income between January and September. Need documents in Excel.

3.

Income Statement: Year 2015 income statement. January to September (YTD) income statement.

4.

2015 Invoices: Auditor will choose examples from GL statement provided, and the invoices will be required.

EXHIBIT “B” - PAGE 3 OF 3

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “C”

TENANT ESTOPPEL CERTIFICATE

Date:

__________________, 2016

Landlord:

__________________________________________________

Tenant:

__________________________________________________

Premises:

_Three Forest Plaza, 12221 Merit Drive, Dallas, Texas; Suite.

Lease:

Lease Agreement dated _____________, by and between _____________ and _________________, as amended by the following documents: ____________________________.

Tenant hereby certifies to Landlord and to the prospective purchaser of the Premises, ___________________, its successors and assigns (“Buyer”) and to Buyer’s lender, ___________ (“Lender”) as follows:

1.

The written Lease referenced above constitutes the entire agreement of Landlord and Tenant with respect to the Premises.  Tenant has no rights in, or with respect to, the Premises or the property of which it is a part except as provided in the Lease.  The Lease is now in full force and effect and has not been amended, modified or supplemented, except for any amendments listed above.  Landlord has not waived or released any of Landlord’s rights, or any of Tenant’s obligations, under the Lease.  The Lease is in full force and effect, and Tenant hereby ratifies and affirms the Lease.

2.

The term of the Lease is _____________ months, ending on ___________________. Tenant has no option or right to terminate the Lease prior to expiration of the Lease term, except as expressly provided in the Lease.

3.

Except as provided in the Lease, Tenant has no option or right to renew or extend the term of the Lease.

4.

Except as expressly provided in the Lease, Tenant has no option, right of first refusal or other preferential right to lease or purchase the Premises or any part of the property of which it is part.

5.

Tenant has accepted, and is now in possession of, the Premises and has not sublet, assigned or encumbered any of its rights under the Lease. Except as expressly provided in

EXHIBIT “C” - PAGE 1 OF 2

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

the Lease, neither Landlord nor Landlord’s successors has any obligation to alter, maintain or improve the Premises.

6.

The base rent payable under the Lease is $_________ per month, payable in advance on the first day of each month.  Tenant pays all rent due under the Lease directly to Landlord.  Tenant has not received any notice of assignment of rent by Landlord.

7.

The amount of Tenant’s security deposit held by Landlord is $_______________.

8.

No rent under the Lease has been paid for more than 30 days in advance of its due date.  Tenant is not delinquent in the payment of rent or any other sums payable by Tenant under the Lease, except as follows: ______________________________________________.

9.

Any improvements, repairs or other work required to be performed by Landlord under the Lease has been completed and accepted by Tenant, and all tenant improvement allowances, if any, have been paid in full.  Any work performed on the Premises by or at the request of Tenant has been completed and all charges for labor and materials have been paid in full.

10.

To the best of Tenant’s knowledge, as of the date hereof, there are no defaults on the part of Landlord or Tenant under the Lease.

11.

Tenant is solvent and there has not been filed by or, to the best of Tenant’s knowledge, information and belief, against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or any state thereof, or any other action brought pursuant to such bankruptcy laws with respect to Tenant.

12.

Landlord, Buyer and Lender are hereby authorized to rely upon this Tenant Estoppel Certificate and Tenant shall be estopped to deny the truth of the statements contained herein.

13.

The undersigned represents and warrants that he or she is duly authorized to sign and deliver this Estoppel Certificate on behalf of Tenant.

SIGNED on the date first set forth above.

TENANT:

By: ______________________________

Name/Title: ________________________

EXHIBIT “C” - PAGE 2 OF 2

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “D”

AFTER RECORDING RETURN TO:

SPECIAL WARRANTY DEED

THE STATE OF TEXAS

§

§

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF DALLAS

§

THAT, MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Grantor by ______________________________ (“Grantee”), whose mailing address is ______________________________, the receipt and sufficiency of such consideration being hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain real property being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements, structures and, to the extent owned by Grantor, fixtures situated thereon and all and singular the tenements, hereditaments, easements, rights and appurtenances thereto in anywise belonging (collectively, the “Property”); subject, however, to those matters more particularly described in Exhibit B attached hereto and made a part hereof for all purposes (collectively, the “Permitted Exceptions”).

TO HAVE AND TO HOLD the Property, unto Grantee, its successors and assigns forever, subject to the Permitted Exceptions; and Grantor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY “AS IS” AND “WHERE IS”, AND WITH ALL FAULTS AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE AND THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8.1 OF THAT CERTAIN AGREEMENT OF PURCHASE AND SALE (THE “CONTRACT”) DATED

EXHIBIT “D” - PAGE 1 OF 4

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

NOVEMBER __, 2016, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, IN THIS DEED WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, PRESENCE/ABSENCE OF HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY, WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AND GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY, EXCEPT AS TO THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 8 OF THE CONTRACT, RELEASE AND FOREVER DISCHARGE GRANTOR, ITS PARTNERS AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIM, OBLIGATION AND LIABILITY (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION AND/OR ALLEGED REPRESENTATION.  EXCEPT FOR THE SPECIAL WARRANTIES OF TITLE SET FORTH HEREIN AND THE REPRESENTATIONS AND WARRANTIES OF GRANTOR IN SECTION 8 OF THE CONTRACT, GRANTEE HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES GRANTOR FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT GRANTEE MAY HAVE AGAINST GRANTOR WITH RESPECT TO ANY COSTS, LOSSES, EXPENSES OR OTHER LIABILITIES INCURRED IN CONNECTION WITH OR RELATED IN ANY MANNER TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OF CONTRIBUTION OR REIMBURSEMENT PROVIDED UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, THE RESOURCE CONSERVATION AND RECOVERY ACT, OR ANY OTHER FEDERAL, STATE OR LOCAL ENVIRONMENTAL LAW OR REGULATION.  THE FOREGOING DOES NOT RELEASE GRANTOR FROM ANY CERCLA CONTRIBUTION OR REIMBURSEMENT CLAIMS WHICH GRANTEE MAY HAVE AS A RESULT OF A THIRD PARTY CLAIM FILED AGAINST GRANTEE IF, AS AND ONLY TO THE EXTENT RELATED TO A RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES ON THE PROPERTY BY GRANTOR DURING GRANTOR’S PERIOD OF OWNERSHIP.

Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the 2016 calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

EXHIBIT “D” - PAGE 2 OF 4

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

IN WITNESS WHEREOF, this instrument has been executed as of (but not necessarily on) this ______ day of ____________, 2016.

GRANTOR:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:

Barings Real Estate Advisers LLC,

its authorized agent

By:

Name:

Title:

EXHIBIT “D” - PAGE 3 OF 4

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

THE STATE OF ___________

§

§

COUNTY OF ______________

§

This instrument was acknowledged before me on ____________________, 2016, by ___________________, as ___________________ of Barings Real Estate Advisers LLC, a Delaware limited liability company, as the authorized agent of Massachusetts Mutual Life Insurance Company, a Massachusetts corporation, on behalf of such entities.

Notary Public, State of Illinois

My Commission Expires:

Notary's name printed:

EXHIBIT “D” - PAGE 4 OF 4

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “E”

BILL OF SALE

THIS BILL OF SALE is made this ______ day of December, 2016, by MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Seller”), to ______________________________ (“Buyer”).

R E C I T A L S :

A.

Seller and Buyer are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of November __, 2016 (the “Purchase Agreement”) for the purchase and sale of certain real property more particularly described therein (the “Real Property”).  Each capitalized term not defined herein shall have the respective meaning given to that term in the Purchase Agreement.

B.

The Purchase Agreement provides, in part, that Seller shall transfer to Buyer all tangible personal property, if any, of every kind and character owned by Seller and attached to, appurtenant to or located in the Real Property and Seller’s right, title and interest, if any, in and to any intangible personal property, including any building name, telephone number and advertising materials and brochures (collectively, the “Personal Property”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver (collectively, “Transfer”) to Buyer, and Buyer accepts, the Personal Property.

1.

THE PERSONAL PROPERTY IS BEING TRANSFERRED ON AN “AS IS” BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PROPERTY TRANSFERRED HEREBY:  (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

2.

This Bill of Sale shall be binding upon and inure to the benefit of the respective successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.

3.

If any party hereto brings any action or suit against the other party hereto by reason of any breach of any covenant, condition, agreement or provision on the part of the other party set forth in this Bill of Sale, the prevailing party shall be entitled to recover from the other

EXHIBIT “E” - PAGE 1 OF 2

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

party all costs and expenses of the action or suit, including reasonable attorneys' fees, charges and costs, in addition to any other relief to which it may be entitled.

IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

SELLER:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:

Barings Real Estate Advisers LLC,

its authorized agent

By:

Name:

Title:

BUYER:

By:

Name:

Title:

EXHIBIT “E” - PAGE 2 OF 2

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “F”

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (“Assignment”) is made this ______ day of December, 2016, by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Assignor”), and _________________________, a __________________________ (“Assignee”).

WITNESSETH:

WHEREAS, Assignor and Assignee are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions (the “Agreement”) dated as of November ___, 2016, respecting the sale of certain “Property” (as described in the Agreement).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, Assignor is obligated to assign to Assignee, to the extent transferable by Assignor, all of Assignor's right, title and interest in and to all Leases and Contracts.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, except as set forth in Section 3.12 of the Agreement, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Contracts described in the attached Exhibit “A”, and Assignee hereby accepts such assignment.  Assignor hereby agrees to warrant title to Assignor’s interest in the Leases (but not the Contracts) against every person whomsoever lawfully claims same by, through or under Assignor, but not otherwise.

By acceptance of this Assignment, Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases and Contracts.

In the event any party hereto institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party in such action shall be entitled to recover, in addition to the cost of the suit, its actual attorneys' fees.

This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which, together, shall constitute one and the same instrument.

EXHIBIT “F” - PAGE 1 OF 3

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:

Barings Real Estate Advisers LLC,

its authorized agent

By:

Name:

Title:

                                                             ASSIGNEE:

                                                            _____________________________________

                                                            By:

                                                            Name:

                                                            Title:

EXHIBIT “F” - PAGE 2 OF 3

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “G”

NON-FOREIGN ENTITY CERTIFICATE

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Transferor"), the undersigned hereby certifies on behalf of Transferor:

1.

Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

2.

Transferor's U.S. employer identification number is ___________; and

3.

Transferor's office address is:

c/o Barings Real Estate Advisers LLC

150 South Wacker Drive, Suite 350

Chicago, Illinois 60606.

Transferor understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made within this certification could be punished by fine, imprisonment, or both.

Under penalties of perjury the undersigned declares that he has examined this certification and that to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares that he has the authority to sign this document on behalf of the Transferor.

[SEE FOLLOWING PAGE FOR SIGNATURES]

EXHIBIT “G” - PAGE 1 OF 2

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

Dated:  December ____, 2016

TRANSFEROR:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:

Barings Real Estate Advisers LLC,

its authorized agent

By:

Name:

Title:

EXHIBIT “G” - PAGE 2 OF 2

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt.doc

EXHIBIT “H”

Tenant Notice

____________________, 2016

______________________

______________________

______________________

______________________

Re:

Three Forest Plaza

12221 Merit Drive

Dallas, Texas ("Premises")

Dear Tenant:

_______________________________ ("Buyer") has purchased Three Forest Plaza, 12221 Merit Drive, Dallas, Texas from Massachusetts Mutual Life Insurance Company ("Seller").

Seller has transferred your security deposit in the general amount of $                 (the "Security Deposit") to Buyer.  Buyer has assumed full responsibility for the Security Deposit including the return of the Security Deposit to you at the time and upon the conditions set forth in your lease.

All rental and other payments that become due under your lease subsequent to the date hereof should be payable to Buyer and sent to                   as Buyer's management agent, at the following address:

                        .

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

Very truly yours,

SELLER:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

By:

Barings Real Estate Advisers LLC,

its authorized agent

By:

Name:

Title:

BUYER:

By:

Name:

Title:

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

EXHIBIT “I”

           LIST OF CONTRACTS

SERVICE	VENDOR

Elevator Maintenance	Fujitec America, Inc
Landscaping	Prestonwood Landscape Services, LLC
Energy Contract	Direct Energy
Interior Foliage	Interiorscape
Pest Control	Massey Pest Control
Fire Alarm Monitoring	Mitec
Janitorial Service	International Building Maintenance Services, Inc
HVAC	Mechanical Solutions
Parking Lot Sweep	C&D Commercial Services
Window Washing	April Building Services
Tenant Relations	Concerige Connection
Security	Universal Protection Service
Generator	Diversified
Air Freshner	Fikes Services
Water Treatment	Chem Aqua
Amenity	Muzak
Metal Maintenance	Dallas Metal/Southwest Refinishers

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

EXHIBIT “J”

     LIST OF LEASES

    Suite                   Tenant

100	Davis Law & Associates P.C.
140	Rooshna Investments dba R&R Café
145	Fitness Center
150	Management Office
160	Spencer Scott, PLLC
190	MCI Metro
200	Mincey Carter, P.C.
250	Conference Room
280	Hardy McCullah/MLM Architects Inc
350	Neurological Clinic of Texas P.A.
300	Roberts & Crow Inc.
400	Green Oaks Hospital Subsidiary, L.P. dba Green Oaks Hospital
450	Dking Consulting Inc. (Note Original Lease is
470	Martin Weinberg DDS Inc. * Assigned to Jennifer Hedrick, DDS, an individual,** Assigned to David W. Hughes DMD & Associates,PC
500	US Oncology, Inc. A Delaware Corporation
620	Lone Star MSO, Inc.
625	EmKey Resources LLC
630	The Calvin Law Firm, PLLC, a Texas LLC
670	The Law Offices of William Kenneth C. Dippel, PC
750	Beaird Harris & Co., PC
700	DRS Sensors & Targeting Systems, Inc., Infrared Technologies Division
825	Lan Smith Sosolik, PLLC
850	The Dallas Marketing Group Inc.
975	Custom Food Group LP
930	David Munson, An Individual
1000	Acclaim Services Inc., A Texas Corporation* assigned to The Insource Group, Inc, A Texas Corporation
1005	Alpha LLC dba The Allen Group
1015	Roofing & Insulation Supply Inc.
1010	Carey Asset Management Corporation
1050	John H. Fowler
1060	John M. Morehead, an individual and Marianne Morehead, an indivdual assigned to Sule Facial Plastic Surgery Clinic PA 5.5.2008
1175	Freedom Truck
1210,1300 & 1400	Weaver & Tidwell LLP (See notes at end of form)
1500	Questcare Medical Services PA -LAYSA
1660	Hopson & Perryman, A Texas General Partnership
1640	Rosenthal & Weiner LLP
1630	Goglia Howarad, PLLC
1725	Rankin Financial Network LLC
1750	March of Dimes Birth Defects Foundation
1800	Huselton Morgan & Maultsby, PC
1925	Ferguson Financial Group LLC
1900	Rankin Financial Network LLC SEE ABOVE

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

EXHIBIT “K”

LIST OF OUTSTANDING LEASING COMMISSIONS AND TENANT                                                        IMPROVEMENT COSTS

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

EXHIBIT “L”

           LIST OF LITIGATION

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc

EXHIBIT “M”

                                                                     Rent Roll

                                                                   (see attached)

\\Trinity\i\V\CO83 (Cornerstone)\CO83-115 (Sale of Three Forest Plaza)\Docs\P&S Agmt01.doc